UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 6, 2014
______________________________

Commission File Number:  000-50768

ACADIA Pharmaceuticals Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation or organization)

06-1376651
(IRS Employer Identification No.)

11085 Torreyana Road #100, San Diego, California 92121
(Address of principal executive offices)

(858) 558-2871
(Registrant's Telephone number)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a)	Registrant held its 2014 Annual Meeting of Stockholders on June 6, 2014 (the “2014 Annual Meeting”).

(b)
The election of three nominees to serve as Class I directors on Registrant's board of directors until the 2017 Annual Meeting of Stockholders was carried out at the 2014 Annual Meeting. The following three Class I directors were re-elected by the votes indicated:

	For	Withheld	Broker Non-Votes
Michael Borer	73,127,094	149,537	17,063,153
Mary Ann Gray	73,126,275	150,356	17,063,153
Lester Kaplan	72,997,479	279,152	17,063,153

In addition to the election of three Class I directors, the following matters were submitted to a vote of the stockholders at the 2014 Annual Meeting:

(i)	the approval, on an advisory basis, of the Registrant’s executive compensation, which was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
72,600,111	581,481	95,039	17,063,153

(ii)	the appointment of PricewaterhouseCoopers LLP as Registrant's independent registered public accounting firm for the fiscal year ending December 31, 2014 was ratified by the following vote:

For	Against	Abstain
89,798,214	399,033	142,537

Each of the foregoing voting results from the 2014 Annual Meeting of Stockholders is final.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACADIA Pharmaceuticals Inc.

Date: June 9, 2014	By:	/s/ Glenn F. Baity
Name: Glenn F. Baity
Title: Vice President & General Counsel